SPECIMEN STOCK CERTIFICATE

 -------------------------------------------------------------------------------
               INCORPORATED UNDER THE LAWS OF THE STATE OF DELWARE
 -------------------------------------------------------------------------------
                                RESTRICTED STOCK

                                 WWW.MILINX.COM
------                                                            --------------
No.                                                                       Shares
------                                                            --------------
                                                           CUSIP NO. 599765 10 4


                                     [LOGO]


       210,000,000 AUTHORIZED COMMON SHARES $.001 PAR VALUE NON-ASSESSABLE 100,000,000 AUTHORIZED PREFERRED SHARES $0.01 Par Value NON-ASSESSABLE

This Certifies That ________________________________

IS THE RECORD HOLDER OF ______________________

Shares of _________________ MILINIX BUSINESS GROUP, INC. _________________________Common Stock transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the corporation and the facsimile signatures of its duly authorized officers

Dated:



                                                    COUNTERSIGNED AND REGISTERED
                                                         COLONIAL STOCK TRANSFER
                                                            Salt Lake City, Utah


                                             By:________________________________
                             Transfer Agent and Registrar - Authorized Signature


                                     [SEAL]

--------------------------------------    --------------------------------------
         Secretary                                         President

The following abbreviations when used in the inscription on the face of this certification shall be completed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - ____ Custodian _____
TEN ENT - as tenants by the entireties                         (Cust)        (Minor)
JT TEN - as joint tenants with right of                       Act__________________
         survivorship and not as tenants                              (State)
         in common

     Additional abbreviations may also be used though not in the above list

     For  Value   Received   ______  hereby  sell,   assign  and  transfer  unto

--------------------------

                                                                          Shares
-------------------------------------------------------------------------


of the  capital  stock  represented  by the  written  certificate  and do hereby
irrevocably constitute and appoint                                      Attorney
                                  -------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
       -----------------------------------------------------------------



NOTICE. SIGNATURE MUST CORRESPOND TO THE NAME WRITTEN UPON THE FACE OF THIS CERTIFICATE, IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENTS OR ANY CHANGE WHATEVER AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.

                          THE SHARE OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED UNLESS A COMPLIANCE WITH THE REGISTRATION PROVISIONS OF SUCH ACT HAS BEEN MADE OR REGISTRATION PROVISIONS HAS BEEN ESTABLISHED OR UNLESS SOLD PURSUANT TO RULE 144 UNDER THE SECURITIES ACT OF 1933.